                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




      Date of Report (Date of Earliest Event Reported):  July 29, 1994

                      The Bear Stearns Companies Inc.
- ---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
- ---------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

            1-8989                                     13-3286161
- ------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

     245 Park Avenue, New York, New York                       10167
- ---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (212) 272-2000
- ---------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)





















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     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 33-52701) as exhibits to such Registration Statement:

          4(c)(6)   --Form of Warrant Agreement relating to the Japan
                      Index Call Warrants.<F1>

          4(c)(7)   --Form of Warrant Agreement relating to the Japan
                      Japan Index Put Warrants.<F2>

          8         --Opinion of Weil, Gotshal & Manges as to tax
                      matters.<F3>

          23(c)     --Consent of Weil, Gotshal & Manges (included in
                      Exhibit 8 hereto).
          ____________________

          <F1>      Incorporated by reference to Exhibit 1.1 to the
                    Registration Statement on Form 8-A filed with the
                    Securities and Exchange Commission on July 19, 1994.
          <F2>      Incorporated by reference to Exhibit 1.2 to the
                    Registration Statement on Form 8-A filed with the
                    Securities and Exchange Commission on July 19, 1994.
          <F3>      Filed herewith.












































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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE BEAR STEARNS COMPANIES INC.


     Date: July 29, 1994           By:  /s/ Michael J. Abatemarco
                                      --------------------------------
                                        Michael J. Abatemarco
                                        Controller




























































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                                  EXHIBIT INDEX


     Exhibit No.:        Description:                       Page No.:
     -----------         -----------                        --------

     4(c)(6)             Form of Warrant Agreement               -
                         relating to the Japan Index
                         Call Warrants (incorporated
                         by reference to Exhibit 1.1
                         to the Registration Statement
                         on Form 8-A filed with the
                         Securities and Exchange
                         Commission on July 19, 1994).

     4(c)(7)             Form of Warrant Agreement               -
                         relating to the Japan Index
                         Put Warrants (incorporated
                         by reference to Exhibit 1.2
                         to the Registration Statement
                         on Form 8-A filed with the
                         Securities and Exchange
                         Commission on July 19, 1994).

     8                   Opinion of Weil, Gotshal &              4
                         Manges as to tax matters.

     23(c)               Consent of Weil, Gotshal &              -
                         Manges (included in Exhibit
                         8 hereto).






































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